Item 1: Report to Shareholders

Japan Fund	October 31, 2006

The views and opinions in this report were current as of October 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Japanese stocks were volatile during the 12 months ended October 31, 2006. The period began with almost universal optimism about the extent and duration of Japan’s economic recovery and ended, despite continued strong corporate profitability, with very little enthusiasm from both domestic and foreign investors. The broad market as measured by the Topix Index peaked in early April, bottomed in June, and had recovered half of its decline by the end of the period; as a result, returns for the six-month period were quite weak. Smaller stocks peaked earlier, in February 2006, and have so far failed to recover, resulting in flat year-over-year performance in dollar terms. Despite the weak second half, the portfolio and the broader market posted a gain for the fund’s fiscal year.

While the fund has registered good absolute and relative returns in recent years, the last 12 months have been more challenging. As shown in the table, the fund’s 9.91% gain underperformed the market as measured by the Topix Index over the last 12 months, although its -8.90% return over the last six months was more in line with the benchmark. Relative to the Lipper peer group, we underperformed over 12 months but outperformed over the most recent six-month period. Beginning with this report, we will use the Topix Index (which we formerly referred to as the TSE First Section Index) as the primary benchmark against which we measure the fund’s performance. We believe the Topix Index more fully reflects our all-capitalization strategy than does the MSCI Japan Index, which we will not refer to in future reports.

In the first half of the period, our average allocation of one-third of the portfolio to mid- and small-cap companies (which we define as those with a market capitalization from $500 million to $4 billion) was the major factor behind our underperformance. In the second half, although absolute performance was negative and our allocation to mid- and small-cap companies remained substantially constant, our relative performance improved. Good stock selection among larger-capitalization companies and valuation discipline in our choice of mid- and small-cap holdings contributed to our better relative results.

MARKET ENVIRONMENT

Economy
The recovery in the Japanese economy is now the longest in the post-war period. The yen has remained extremely weak in trade-weighted terms due to the country’s low interest rates. This has meant that the recovery has been fueled by a prolonged period of strong overseas demand, driven alternately by the United States and China. The long recovery has resulted in aggregate corporate profits reaching record levels, allowing Japanese companies to restart capital investment programs overseas and at home.

Expectations at the beginning of 2006 were that the recovery would soon broaden into the domestic sectors. Most Japanese workers and consumers do not feel that they are living in boom conditions, however. Corporations have been slow to share their wealth, and growth in domestic nonmanufacturing sectors has been modest. Household incomes and retail sales are flat, which is mirrored in non-export industrial production.

Although a strong domestic recovery has proved elusive, it was to some extent anticipated by increases in commercial and residential property prices in major cities and by an end to the persistent deflation of the last 10 years. The Bank of Japan reacted by ending its accommodative monetary policy and by raising short-term interest rates from 0% to 0.25%. It seems that the Bank of Japan, while perhaps acting prudently, may in fact have been premature. The domestic economy now appears to be again deflating, and without continued strong demand from trading partners, a more relaxed monetary policy, or some overt government stimulus, the recovery could well be over.

Politics
As expected, Shinzo Abe succeeded Junichiro Koizumi as prime minister in September. Mr. Abe favors smaller government and lower taxes but is more concerned with education, foreign policy, and constitutional reform than economics. His election has been considered neutral by investors, who perceive little concern for the current level of stock prices in political circles.

Equity Markets
The best-performing segments over the period were real estate, autos, utilities, office equipment, and tobacco. The performance of the auto and office equipment stocks reflected strong results from companies such as Toyota Motor, Canon, and Japan Tobacco (three of the fund’s larger positions), which benefited from global demand, market share gains, and the yen weakness. The performance of the real estate sector reflected the improvement in capacity occupation rates in this sector, and utilities benefited from their attractive dividend yields. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

The worst-performing areas were consumer finance, retail, construction, banks, and brokers. The consumer finance and credit card companies suffered from a continuing public debate among the Financial Services Agency, the government, and the industry over the extent of the reduction in the maximum lending rate. Disputes also centered around compensation due to consumers who had taken out loans in the so-called “grey-zone,” a loophole that permits higher maximum rates with the consent of the borrower. Unfortunately, the debate was carried out with no regard for the shareholders in the sector. Retail stocks reacted to retail sales numbers, which were influenced by unusual weather patterns. Bank stocks were hampered by slowing loan growth numbers, and weakness in brokerage shares reflected declines in market indexes and trading volumes.

PORTFOLIO REVIEW AND STRATEGY

Our all-cap strategy has fared well over the last three years, a period that we consider representative of a market cycle. We find that an all-cap approach is more appropriate given our growth bias. Earnings growth is not concentrated exclusively in the larger companies, and valuations are more reasonable for mid- and small-caps, even accounting for the lower levels of liquidity. Our valuation discipline has protected us from some of the more unfortunate episodes among smaller-cap shares, although we have not been immune from disappointment. In such cases we have been quick to take remedial action—patience is not always a virtue.

The fund’s top contributors for the 12-month period were Canon and Toyota. Both manufacturing exporters benefited from strong demand in overseas markets and the weakness of the currency. Toyota Tsusho also performed well. The Toyota Group trading company handles both raw materials and finished vehicles and is a good proxy for the group’s global expansion. Other strong performers included Nissha Printing, which has a dominant share in a technology for molding plastic parts, particularly for mobile handsets, and Sumco, a leading manufacturer of silicon wafers. Among domestic sectors, ORIX was a strong performer, reflecting its good results in nonconsumer finance and real estate.

Detractors over the past 12 months were mostly domestically oriented firms. Domestic private equity investors BSL and J-Bridge suffered from a change in sentiment toward unlisted investments resulting from the market downturn and a number of unrelated corporate governance scandals. We sold our holdings in these companies early in 2006, which has proven to have been the correct course of action. Our holding in Aiful was directly affected by the woes of the consumer finance sector. The company was disciplined by the Financial Services Agency for its collection practices. As the outcome of the consumer finance reforms is still unclear, we have eliminated this position, along with holdings in the credit card industry, which is now being drawn into the debate.

Other poor performers included Nissen, a catalog sales business that has been unable to deal with the poor retail environment and increases in costs in its business model. We have eliminated this position as well. Take & Give Needs, a wedding service company, remains in the portfolio. It has suffered from an incidence of food poisoning at one of its facilities and from concerns that its method of holding facilities as special-purpose entities off its balance sheet would no longer be recognized. The company has responded well to the former, and the latter concern is now well discounted in the share price.

Our strategy centers on investing in high-quality companies with capable managements and strong long-term growth potential, as we believe that these companies will ensure Japan’s long-term future. During the period, we maintained our emphasis on themes in choosing holdings for the fund while taking care to ensure that the portfolio remained broadly diversified across sectors. In spite of their recent weakness, we also continue to focus a part of the portfolio on mid- and small-cap growth stocks. Our bottom-up stock picking approach led us to emphasize the following industries and sectors:

Global autos. As Japanese automobile manufacturers continue to gain global market share, we have invested in a broad range of companies that stand to benefit. In addition to assemblers Toyota, Nissan, and Honda, we have investments in Toyota Group trading company Toyota Tsusho, Toyota parts supplier JTEKT, and automobile machinery maker Toshiba Machine.

Health care. Japan has maintained a globally competitive edge in selected areas of medical devices. We have a holding in one of the largest of such companies, Terumo, and we have added positions in angioplasty guide wire company Asahi Intecc and defibrillator manufacturer Nihon Kohden.

Environmental protection. A number of our holdings have businesses directly related to environmental protection. Ibiden makes diesel particulate filters, which will become mandatory by the end of the decade. Asahi Pretec is a recycler of precious metals and industrial wastes, and Daiseki recycles fuel and makes plant wastewater treatment equipment.

Real estate. We have exposure to this industry through real estate broker Tokyu Livable, condominium developers Joint and Japan General Estate, and liquidation and loan guarantee specialist Atrium.

OUTLOOK

The Japanese economy and Japanese corporations have staged a remarkable recovery over the last few years. Monetary policy is being normalized and the political debate has turned toward solving the country’s longer-term demographic and fiscal issues. Foreign investors have responded enthusiastically and have driven the Japanese market higher, with the end of 2005 seeing peak levels of foreign buying.

As with any profound economic transition, there are likely to be periods of uncertainty, and the Japanese market has underperformed its developed country peers this year. Waning expectations for domestic growth and Japan’s position as the worst-performing major market in 2006 have tempered enthusiasm. For many foreign investors, Japan’s major attraction is now as a source of diversification and as a market that is unlikely to underperform in any global pullback. Domestic institutional investors are largely passive, and the rate of opening of online brokerage accounts has collapsed.

Such conditions are typically attractive ones for contrarian investors, and the current level of pessimism toward Japanese equities indeed appears excessive and misplaced. Nevertheless, until domestic monetary conditions revive, we believe it is best to err on the side of caution. We expect global economic growth to remain supportive of Japanese firms with global businesses and that domestically oriented growth companies will keep doing well in a higher interest rate environment. We shall continue to search for companies that are able to profit from the opportunities that a changing Japan provides.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 19, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Japan Index: Tracks the performance of the broad Japanese stock market.

Topix Index: Tracks the performance of larger companies on the Tokyo Stock Exchange.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
JAPAN 95.8%		
COMMON STOCKS 95.8%		
Consumer Discretionary 23.1%		
Aruze	246,900	5,119
Asics (1)	269,000	3,597
Avex (1)	174,400	3,371
Benesse	102,500	3,673
Culture Convenience Club (1)	653,100	5,584
Haseko (1)(2)	2,070,500	7,102
Honda	166,200	5,871
Japan General Estate (1)	140,600	3,683
Jupiter Telecom (2)	9,884	8,004
Modec (1)	190,100	4,469
Namco Bandai Holdings (1)	448,900	7,121
NHK Spring (1)	627,000	6,918
Nissan	729,600	8,722
Pacific Golf Group (1)(2)	3,792	5,889
Parco	283,500	3,396
Press Kogyo	577,000	2,501
Sanyo Shokai (1)	647,000	4,781
Take & Give Needs (1)	3,603	3,535
Toyota Motor	461,900	27,313
Xebio	128,400	3,944
Yamada Denki (1)	79,330	7,879
Total Consumer Discretionary		132,472
Consumer Staples 2.6%		
Japan Tobacco	2,498	10,871
Valor	292,600	4,294
Total Consumer Staples		15,165
Energy 2.0%		
AOC Holdings	275,500	4,984
Inpex (2)	798	6,509
Total Energy		11,493

Financials 24.3%		
Atrium (2)	144,300	4,913
Chiba Bank (1)	697,000	6,233
Daiwa Securities Group	537,000	6,080
Joint Corporation First Section (1)	137,400	5,393
Mitsubishi UFJ Financial	1,284	16,105
Mizuho Financial Group	2,777	21,587
ORIX	29,660	8,339
Promise	113,500	4,097
Resona Holdings (1)	2,379	7,227
SBI Holdings (1)	19,629	7,152
Shinsei Bank	727,000	4,187
Sumitomo Mitsui Financial	2,173	23,733
Sumitomo Trust & Banking	657,000	7,052
T&D Holdings	89,600	6,537
Tokyo Star Bank	2,120	6,856
Tokyu Livable (1)	45,800	3,803
Total Financials		139,294
Health Care 8.0%		
Asahi Intecc	104,500	3,317
Astellas Pharma	111,500	5,014
Chugai Pharmaceutical (1)	424,100	8,685
Miraca Holdings	3,200	70
Nihon Kohden	221,000	4,149
Rohto Pharmaceutical	498,000	4,976
Takeda Chemical Industries	90,600	5,806
Terumo	192,100	7,753
Tsumura (1)	289,000	6,448
Total Health Care		46,218
Industrials & Business Services 16.5%		
Asahi Pretec (1)	176,150	4,254
Chiyoda (1)	319,000	5,770
Daiseki	41,200	993

ITOCHU	1,083,000	8,613
Itoki	269,000	3,425
Jtekt (1)	382,200	7,941
Mitsubishi Electric	1,009,000	8,782
Mitsui Osk Lines	809,000	6,730
Nichias	597,000	4,223
Nissha Printing	158,300	7,388
Ryobi (1)	651,000	5,183
SMC	47,800	6,518
Toshiba Machine (1)	398,000	3,586
Toyota Tsusho (1)	297,000	8,718
UFJ Central Leasing (1)	88,000	4,385
USHIO (1)	247,800	5,149
Yuasa Trading (1)(2)	1,583,000	2,836
Total Industrials & Business Services		94,494
Information Technology 14.0%		
Advantest (1)	83,900	4,231
Canon	282,900	15,135
Hamamatsu Photonics (1)	175,200	5,053
HOYA	238,900	9,214
Ibiden	156,300	8,175
Keyence (1)	28,600	6,321
Konica (1)(2)	314,500	4,181
Neomax (1)	149,000	2,734
Nidec	85,300	6,514
Nidec Sankyo (1)	358,000	3,990
Otsuka (1)	67,700	7,417
Yahoo Japan (1)	18,713	7,265
Total Information Technology		80,230
Materials 4.7%		
Mitsubishi Gas Chemical	677,000	6,435
Mitsubishi Rayon	572,000	3,602
Nihon Parkerizing	279,000	4,916

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $593,631)	$ 644,960
Affiliated companies (cost $20,868)	20,868
Total investments in securities	665,828
Receivable for investment securities sold	8,720
Dividends and interest receivable	1,444
Receivable for shares sold	347
Cash	50
Other assets	14,816
Total assets	691,205
Liabilities	
Obligation to return securities lending collateral	95,300
Payable for investment securities purchased	6,078
Payable for shares redeemed	697
Investment management fees payable	395
Due to affiliates	72
Other liabilities	14,844
Total liabilities	117,386
NET ASSETS	$ 573,819
Net Assets Consist of:	
Undistributed net investment income	$ 895
Undistributed net realized loss	(14,404)
Net unrealized gain	51,321
Paid-in capital applicable to 51,399,559 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	536,007
NET ASSETS	$ 573,819
NET ASSET VALUE PER SHARE	$ 11.16

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 10/31/06
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $351)	$ 5,936
Securities lending	614
Interest	2
Total income	6,552
Expenses	
Investment management	4,587
Shareholder servicing	737
Custody and accounting	246
Prospectus and shareholder reports	59
Registration	48
Legal and audit	21
Proxy and annual meeting	19
Directors	8
Miscellaneous	8
Total expenses	5,733
Net investment income	819
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	12,280
Foreign currency transactions	211
Net realized gain	12,491
Change in net unrealized gain (loss)	
Securities	4,894
Other assets and liabilities denominated in foreign currencies	(28)
Change in net unrealized gain	4,866
Net realized and unrealized gain	17,357
INCREASE IN NET ASSETS FROM OPERATIONS	$ 18,176

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that both the NYSE and the Tokyo Stock Exchange are open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $196,000 for the year ended October 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning November 1, 2007.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2006, the value of loaned securities was $90,790,000; aggregate collateral consisted of $95,300,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,069,700,000 and $825,285,000, respectively, for the year ended October 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2006, totaled $1,499,000 and were characterized as ordinary income for tax purposes. At October 31, 2006, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $3,055,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of October 31, 2006. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended October 31, 2006, the fund utilized $10,822,000 of capital loss carryforwards. As of October 31, 2006, the fund had $14,929,000 of capital loss carryforwards, of which $14,490,000 expire in fiscal 2010 and $439,000 expire in fiscal 2011.

At October 31, 2006, the cost of investments for federal income tax purposes was $617,554,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2006, the fund had no taxes payable, tax refunds receivable, deferred tax liabilities, or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2006, expenses incurred pursuant to these service agreements were $67,000 for Price Associates, $484,000 for T. Rowe Price Services, Inc., and $20,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2006, the fund was allocated $48,000 of Spectrum Funds’ expenses, of which $30,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $4,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2006, approximately 4% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $1,269,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2006, and October 31, 2005, was $20,868,000 and $26,196,000, respectively.

As of October 31, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 145,215 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Japan Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,499,000 from short-term capital gains.

For taxable non-corporate shareholders, $3,571,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $3,557,000 and foreign taxes paid of $271,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price) and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1991	Director, Mercantile Bankshares (4/03 to present); Member, Advisory
Board, Deutsche Bank North America (2004 to present); Director,
Chairman of the Board, and Chief Executive Officer, The Rouse
Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1988	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to present),
2001	and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Managing Director and Head of International
Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific
(5/04 to 12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 116 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director, T. Rowe
[116]	Price International, Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Savings Bank; Director,
T. Rowe Price Global Asset Management Limited and T. Rowe Price
Global Investment Services Limited; Chief Executive Officer, Chairman
of the Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price and
(1955)	T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company
2006
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.; formerly student, Stanford Graduate
School of Business (to 2002)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global Asset
President, International Funds	Management Limited, and T. Rowe Price Global
Investment Services Limited; Vice President,
T. Rowe Price Group, Inc.; Chief Executive
Officer, Director, and President, T. Rowe Price
International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Clive M. Williams (1961)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,200,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 15, 2006